   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 18, 1998

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                            THE METZLER GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                             8742                          36-4094854
(STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)       IDENTIFICATION NO.)

            615 NORTH WABASH, CHICAGO, ILLINOIS 60611, (312) 573-5600 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             CHARLES A. DEMIRJIAN
                      VICE PRESIDENT AND GENERAL COUNSEL
                            THE METZLER GROUP, INC.
           615 NORTH WABASH, CHICAGO, ILLINOIS 60611, (312) 573-5600
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                               ----------------

                                   COPIES TO:
         WILLIAM E. DORAN, ESQ.                   ROBERT F. WALL, ESQ.
        SACHNOFF & WEAVER, LTD.               R. CABELL MORRIS, JR., ESQ.
    30 SOUTH WACKER DR., 29TH FLOOR                 WINSTON & STRAWN
        CHICAGO, ILLINOIS 60606              35 WEST WACKER DR., SUITE 4200
       TELEPHONE: (312) 207-1000                CHICAGO, ILLINOIS 60601
                                               TELEPHONE: (312) 558-5600

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE OF THE SECURITIES TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

                               ----------------

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-66725

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        PROPOSED
                                           PROPOSED      MAXIMUM
 TITLE OF EACH CLASS OF      AMOUNT        MAXIMUM      AGGREGATE   AMOUNT OF
    SECURITIES TO BE         TO BE      OFFERING PRICE  OFFERING   REGISTRATION
       REGISTERED        REGISTERED(1)   PER SHARE(2)   PRICE(2)       FEE
-------------------------------------------------------------------------------
Common Stock, $.001 par
 value.................. 862,500 shares     $39.75     $34,284,375    $9,531

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Includes 112,500 shares that the Underwriters have the option to purchase to cover over-allotments, if any.
(2) Estimated pursuant to Rule 457, solely for the purposes of computing the registration fee.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, by The Metzler Group, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission"). This Registration Statement hereby incorporates by reference the contents of Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-66725) relating to the offering of up to 4,887,500 shares of common stock of the Company filed on November 17, 1998.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $9,531 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on November 19, 1998); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on November 19, 1998.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on the 18th day of November, 1998.

                                          The Metzler Group, Inc.

                                                  /s/ Robert P. Maher
                                          By: _________________________________
                                                      Robert P. Maher
                                               President and Chief Executive
                                                          Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


                 *                   Chairman of the Board,        November 18, 1998
____________________________________  President, Chief Executive
          Robert P. Maher             Officer and Director
                                      (Principal Executive
                                      Officer)

                 *                   Chief Financial Officer       November 18, 1998
____________________________________  (Principal Financial
          James F. Hillman            Officer)

                 *                   Director                      November 18, 1998
____________________________________
           Barry S. Cain

                 *                   Director                      November 18, 1998
____________________________________
         James T. Ruprecht

                 *                   Director                      November 18, 1998
____________________________________
           Peter B. Pond

                 *                   Director                      November 18, 1998
____________________________________
        Mitchell H. Saranow

                 *                   Director                      November 18, 1998
____________________________________
         James R. Thompson


*/s/ Charles A. Demirjian
_______________________________
Charles A. Demirjian, attorney in fact

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER  DESCRIPTION OF EXHIBIT
  5.1    Opinion of Sachnoff & Weaver, Ltd.
 23.1    Consent of KPMG Peat Marwick LLP
 23.2    Consent of Arthur Andersen LLP
 23.3    Consent of Crowe, Chizek and Company LLP
         Consent of Sachnoff & Weaver, Ltd. (contained in its opinion
 23.4    filed as Exhibit 5.1 hereto)
 24.1*   Powers of Attorney

--------
*Incorporated by reference from the Signature Page to the Company's
   Registration Statement on Form S-3 (File No. 333-66725)